                    PRO FORMA CONDENSED FINANCIAL STATEMENTS

                                  (UNAUDITED)

     On August 14, 1996, UStel, Consortium Acquisition Corporation (a wholly-owned subsidiary created by the Company) and Consortium 2000 entered into a Merger Agreement and Plan of Reorganization (the "Merger Agreement" and "Merger"). Under the terms of the Merger Agreement, Consortium Acquisition Corporation will be merged with Consortium 2000, with Consortium 2000 being the surviving corporation in the Merger. The following unaudited Pro Forma Condensed Financial Statements give effect to the Merger and are based on the estimates and assumptions set forth herein and in the notes to such statements. The Merger will be accounted for as a purchase, with the assets acquired and liabilities assumed at fair values, and the results of Consortium 2000's operations included in UStel's financial statements from the date of acquisition. The Merger was accounted for as a purchase since all of the criteria for a pooling of interests were not met. This pro forma information has been prepared utilizing the historical financial statements and notes thereto.

     The unaudited Pro Forma Condensed Financial Statements do not purport to be indicative of the results which actually would have been obtained had the Merger been effected on the dates indicated or of the results which may be obtained in the future.

     The unaudited Pro Forma Condensed Financial Statements are based on the purchase method of accounting for the aforementioned transaction. The unaudited Pro Forma Condensed Balance Sheet and the unaudited Pro Forma Condensed Statement of Operations and the related notes should be read in conjunction with UStel's Audited Financial Statements and Unaudited Financial Statements contained elsewhere in this Prospectus. In management's opinion, all adjustments necessary to reflect the acquisition have been made.

                                  USTEL, INC.

                       PRO FORMA CONDENSED BALANCE SHEET

                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                     ASSETS

                                             HISTORICAL
                                 -----------------------------------   PRO FORMA
                                 USTEL, INC.   CONSORTIUM 2000, INC.   ADJUSTMENTS           PRO FORMA
                                 -----------   ---------------------   ----------           -----------
Cash...........................  $   394,126        $    68,671        $       --           $   462,797
Accounts receivable............    7,241,162            854,124          (293,175)(4a(2))     7,802,111
Prepaid expenses and other.....      551,320            172,308                --               723,628
                                 -----------         ----------        ----------           -----------
                                   8,186,608          1,095,103          (293,175)            8,988,536
Property & equipment...........    2,573,941            101,774                --             2,675,715
Accumulated depreciation.......     (410,491)           (57,844)               --              (468,335)
                                 -----------         ----------        ----------           -----------
                                   2,163,450             43,930                --             2,207,380
Other assets...................    1,010,261            186,288          (115,000)(4a(3))     1,081,549
Goodwill.......................           --                 --         3,732,782(4a(1))      3,732,782
                                 -----------         ----------        ----------           -----------
                                 $11,360,319        $ 1,325,321        $3,324,607           $16,010,247
                                 ===========         ==========        ==========           ===========
                                 LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable & accrued
  expense......................  $   594,117        $   620,722        $ (293,175)(4a(2))   $   921,664
Accrued revenue taxes..........      250,229                 --                --               250,229
Deferred salaries..............           --             37,381                --                37,381
Notes payable..................    7,582,206            200,000                --             7,782,206
                                 -----------         ----------        ----------           -----------
                                   8,426,552            858,103          (293,175)            8,991,480
Long-term debt.................      500,000                 --                --               500,000
Stockholders' equity...........    2,433,767            467,218         3,617,782(4a)         6,518,767
                                 -----------         ----------        ----------           -----------
                                 $11,360,319        $ 1,325,321        $3,324,607           $16,010,247
                                 ===========         ==========        ==========           ===========

      See accompanying notes to pro forma condensed financial statements.

                                  USTEL, INC.

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                           HISTORICAL
                                    -------------------------
                                      USTEL,       CONSORTIUM     PRO FORMA
                                       INC.        2000, INC.     ADJUSTMENTS        PRO FORMA
                                    ----------     ----------     ----------         ----------
Revenues..........................  $16,127,575    $3,148,773     $(1,398,706)(4b)   $17,877,642
Cost of services sold.............  11,542,374     1,149,972      (1,398,706)(4b)    11,293,640
                                    -----------    ----------     ----------         -----------
  Gross profit....................   4,585,201     1,998,801              --          6,584,002
Selling...........................   1,460,010            --              --          1,460,010
General & administrative..........   3,071,788     1,617,364              --          4,689,152
Depreciation & amortization.......     177,971         9,000         180,762(4b)        367,733
                                    -----------    ----------     ----------         -----------
  Income (loss) from operations...    (124,568)      372,437        (180,762)            67,107
Interest expense..................     136,377        10,674              --            147,051
Relocation costs..................     110,766            --              --            110,766
                                    -----------    ----------     ----------         -----------
  Income (loss) before taxes......    (371,711)      361,763        (180,762)          (190,710)
Income taxes......................          --       112,146              --            112,146
                                    -----------    ----------     ----------         -----------
  Net income (loss)...............  $ (371,711)    $ 249,617      $ (180,762)        $ (302,856)
                                    ===========    ==========     ==========         ===========
Pro forma information:
  Net loss per share..............  $    (0.23)                                      $    (0.11)
                                    ===========                                      ===========
  Shares used in per share
     calculation..................   1,600,000                                        2,676,923
                                    ===========                                      ===========

      See accompanying notes to pro forma condensed financial statements.

                                  USTEL, INC.

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                           HISTORICAL
                             --------------------------------------       PRO FORMA
                             USTEL, INC.      CONSORTIUM 2000, INC.      ADJUSTMENTS          PRO FORMA
                             -----------      ---------------------      -----------         -----------
Revenues, net..............  $16,166,344           $ 2,563,596           $(1,607,950)(4b)    $17,121,990
Cost of services sold......   12,006,378             1,281,381            (1,607,950)(4b)     11,679,809
                             -----------            ----------            ----------         -----------
          Gross profit.....    4,159,966             1,282,215                    --           5,442,181
Selling....................    1,676,705                    --                    --           1,676,705
General & administrative...    4,762,971             1,496,744                    --           6,259,715
Depreciation &
  amortization.............      184,071                10,800               139,979(4b)         334,850
                             -----------            ----------            ----------         -----------
          Loss from
            operations.....   (2,463,781)             (225,329)             (139,979)         (2,829,089)
Other income...............           --                12,556                    --              12,556
Interest...................     (313,928)               (1,185)                   --            (315,113)
                             -----------            ----------            ----------         -----------
          Loss before
            taxes..........   (2,777,709)             (213,958)             (139,979)         (3,131,646)
Income taxes...............           --                    --                    --                  --
                             -----------            ----------            ----------         -----------
          Net loss.........  $(2,777,709)          $  (213,958)          $  (139,979)        $(3,131,646)
                             ===========            ==========            ==========         ===========
Pro forma information:
  Net loss per share.......  $     (1.37)                                                    $     (1.01)
                             ===========                                                     ===========
          Shares used in
            per share
            calculation....    2,025,740                                                       3,102,663
                             ===========                                                     ===========

      See accompanying notes to pro forma condensed financial statements.

                                  USTEL, INC.

               NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. MERGER AGREEMENT AND PLAN OF REORGANIZATION

     On August 14, 1996, UStel, Inc. ("UStel"), Consortium Acquisition Corporation (a wholly-owned subsidiary of UStel) and Consortium 2000, Inc. ("Consortium 2000") entered into a Merger Agreement and Plan of Reorganization ("Merger Agreement" and "Merger"). Under the terms of the Merger Agreement, (a) Consortium Acquisition Corporation will be merged with Consortium 2000, with Consortium 2000 being the surviving corporation in the Merger; and (b) all of the capital stock of Consortium 2000 will be converted into an aggregate of 1,076,923 shares of the Common Stock of UStel. As a result of the Merger, Consortium 2000 will become a wholly-owned subsidiary of UStel.

2. EFFECT OF ACQUISITION

     The adjustments to the Pro Forma Condensed Balance Sheet as of September 30, 1996 reflect the Merger as if it occurred on September 30, 1996. The Pro Forma Condensed Statements of Operations for the year ended December 31, 1995 and for the nine month period ended September 30, 1996 reflect the acquisition as if it occurred on the first day of each period.

3. HISTORICAL FINANCIAL STATEMENTS OF CONSORTIUM 2000, INC.

     Consortium 2000 has a June 30 fiscal year end. In order to bring Consortium 2000's statement of operations up to UStel's December 31 fiscal year end, the results of Consortium 2000's operations for the six month period ended June 30, 1995 were combined with its results of operations for the six month period ended December 31, 1995. In order to bring Consortium 2000's statement of operations up to UStel's nine months ended September 30, 1996, the results of Consortium 2000's operations for the six month period ended June 30, 1996 were combined with its results of operations for the three month period ended September 30, 1996.

4. PRO FORMA ADJUSTMENTS

     a. The pro forma adjustments to the condensed balance sheet are as follows:

       (1) To reflect the acquisition of Consortium 2000 and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed. The components of the purchase price and its allocation to the assets and liabilities of Consortium 2000 are as follows:

           Total purchase price (1,076,923 shares X $3.90).......................  $4,200,000
           Book value of Consortium 2000.........................................    (467,218)
                                                                                   ----------
           Goodwill..............................................................  $3,732,782
                                                                                   ==========

       (2) To eliminate intercompany receivable on Consortium 2000's books against intercompany payable on UStel's books.

       (3) To reclassify shares held by Consortium 2000 as treasury shares.

     b. The pro forma adjustments to the condensed statements of operations are as follows:

                                                                  YEAR ENDED       NINE MONTHS ENDED
                                                               DECEMBER 31, 1995   SEPTEMBER 30, 1996
                                                               -----------------   ------------------
       (1) Adjustment to revenue for elimination of
           intercompany sales................................     $ 1,398,706         $  1,607,950
       (2) Adjustment to cost of services sold for
           elimination of intercompany sales.................      (1,398,706)          (1,607,950)
       (3) Amortization of goodwill over 20 years............         180,762              139,979
                                                                  -----------          -----------
                                                                  $   180,762         $    139,979
                                                                  ===========          ===========